Exhibit 10.40
Amendment No. 3 to Amended and Restated Employment Agreement
THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED EMPLOYMENT AGREEMENT (this “Amendment”) is made and entered into as of September 18, 2025, by and between Hologic, Inc., a Delaware corporation (the “Company”), and Stephen P. MacMillan (the “Executive” and, together with the Company, the “Parties”).
WHEREAS, the Company and Executive entered into an Amended and Restated Employment Agreement dated as of September 18, 2015, which was amended by Amendment No. 1 dated as of September 24, 2016 and by Amendment No. 2 dated as of October 5, 2020 (collectively, the “Agreement”);
WHEREAS, the Parties desire to amend the Agreement to provide for an indefinite term, effective as of the date of this Amendment; and
WHEREAS, the independent members of the Board of Directors of the Company have approved the amendment of the Agreement in the manner reflected herein.
NOW THEREFORE, in consideration of the mutual covenants and agreements herein after set forth, the Parties, each intending to be legally bound, hereby agree as follows:
1.Term of Employment. The existing Section 2 of the Agreement is hereby deleted and replaced in its entirety with the following:
“The term of the Executive’s employment under this Agreement (the “Term”) shall continue until the date the Executive’s employment is terminated as provided in Section 4.”
2.Payments Upon Termination. The existing Section 4.4.4 and Section 4.4.5 of the Agreement are hereby deleted and replaced in their entirety with the following:
“4.4.4    Sections Mutually Exclusive. Sections 4.4.1, 4.4.2 and 4.4.3 are mutually exclusive, and the Executive shall not be entitled to receive payments or benefits upon a termination of employment under more than one such Section.”
3.Counterparts. This Amendment may be executed in one or more facsimile, electronic or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.
4.Ratification. All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term of the Agreement in this Amendment or the original Agreement shall include the terms contained in this Amendment.
[Signature Page Follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment effective as of September 18, 2025.
HOLOGIC, INC.

By:/s/ Amy M. Wendell
Name: Amy M. Wendell
Title: Lead Independent Director

EXECUTIVE

/s/ Stephen P. MacMillan
Stephen P. MacMillan
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